UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 23, 2006

Rotech Healthcare Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50940	030408870
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2600 Technology Drive, Suite 300

Orlando, Florida 32804

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code:

(407) 822-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 23, 2006, Rotech Healthcare Inc. (the “Company”) announced its financial results for the year and quarter ended December 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. All of the information furnished in this report and the accompanying exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits

99.1    Press release of the Company dated February 23, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ROTECH HEALTHCARE INC.

Date: February 23, 2006	By:	/s/ Barry E. Stewart
Barry E. Stewart
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release of the Company dated February 23, 2006.